UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of report (Date of earliest event reported): February 28, 2017
___________
DIAMONDBACK ENERGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	001-35700 (Commission File Number)	45-4502447 (I.R.S. Employer Identification Number)
500 West Texas Suite 1200 Midland, Texas (Address of principal executive offices)		79701 (Zip code)
(432) 221-7400 (Registrant’s telephone number, including area code) Not Applicable (Former name or former address, if changed since last report)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.01. Completion of Acquisition or Disposition of Assets.

 As previously reported by Diamondback Energy, Inc. (“Diamondback”) in its Current Report on Form 8-K filed on March 6, 2017, Diamondback acquired certain oil and natural gas properties, midstream assets and other related assets in the Delaware Basin (the “Acquisition”) from Brigham Resources Operating, LLC. Diamondback hereby amends the initial report to provide the audited financial statements and pro forma financial information contemplated by Item 9.01(a) and (b) of Form 8-K in connection with the Acquisition.

Item 9.01. Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.
The audited consolidated and combined balance sheets as of December 31, 2016, 2015 and 2014 and the related consolidated and combined statements of operations, statements of members’ equity and statements of cash flows of Brigham Resources Operating, LLC for each of the three years ended December 31, 2016 and the related notes thereto, are attached hereto as Exhibit 99.1.
(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016, which gives effect to the Acquisition as if it had occurred on December 31, 2016, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the related notes thereto, which gives effect to the Acquisition as if it had occurred on January 1, 2016, are attached hereto as Exhibit 99.2.
(d) Exhibits.

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Auditors for Brigham Resources Operating, LLC.
99.1
Audited consolidated and combined balance sheets as of December 31, 2016, 2015 and 2014 and the related consolidated and combined statements of operations, statements of members’ equity and statements of cash flows of Brigham Resources Operating, LLC for each of the three years ended December 31, 2016 and the related notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016, which gives effect to the Acquisition as if it had occurred on December 31, 2016, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the related notes thereto, which gives effect to the Acquisition as if it had occurred on January 1, 2016.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	May 3, 2017
		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Chief Financial Officer, Executive Vice President and Assistant Secretary

Exhibit Index

Exhibit Number	Description
23.1	Consent of KPMG LLP, Independent Auditors for Brigham Resources Operating, LLC.
99.1
Audited consolidated and combined balance sheets as of December 31, 2016, 2015 and 2014 and the related consolidated and combined statements of operations, statements of members’ equity and statements of cash flows of Brigham Resources Operating, LLC for each of the three years ended December 31, 2016 and the related notes thereto.

99.2
Unaudited pro forma condensed combined balance sheet of the Company as of December 31, 2016, which gives effect to the Acquisition as if it had occurred on December 31, 2016, and the unaudited pro forma condensed combined statement of operations for the year ended December 31, 2016 and the related notes thereto, which gives effect to the Acquisition as if it had occurred on January 1, 2016.